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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): June 24, 2002

                            NABORS INDUSTRIES LTD.
            (Exact name of registrant as specified in its charter)


           Bermuda                     333-76198                  980363970
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


    c/o The Corporate Secretary Ltd.
            White Park House
             Whitepark Road
          Bridgetown, Barbados                                       N/A
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (246) 427-8617

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 24, 2002, Nabors Industries, Inc. completed a corporate reorganization resulting in its change in domicile from Delaware to Bermuda under the name Nabors Industries Ltd. (the "Company"). In conjunction therewith, Nabors Industries, Inc. is issuing the press release attached hereto as Exhibit 99.1. The press release is incorporated in this report by reference.

         Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's common shares, par value $.001 per share, are deemed registered under Section 12(b) of the Exchange Act.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

             Exhibit No.             Description
             -----------             -----------

                99.1                 Press Release of Nabors Industries, Inc.
                                     dated June 24, 2002

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NABORS INDUSTRIES LTD.


Date: June 24, 2002                       By: /s/ Bruce P. Koch
                                              ----------------------------------
                                              Bruce P. Koch
                                              Vice President


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                                  EXHIBIT INDEX



Exhibit No.             Description
-----------             -----------

   99.1                 Press Release of Nabors Industries, Inc. dated
                        June 24, 2002.



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